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Quarterly Report for the Period ending 9/30/2000


October 25, 2000

Dear Fellow Aggressive Growth Shareholder,

We churned out a stellar 11.2% return in the September quarter. I am quite pleased.

Our quarterly return roughly matched the average annual return of the stock market over the last seven decades. We beat the S&P 500 by more than ten percentage points for the fifth quarter in a row. This persistent string of market trouncing returns has never occurred before in the life of this portfolio nor in my personal investing before starting Bridgeway Fund in 1994. Please remember that our investment objective relates to beating the market over longer time periods, not quarterly or even annually. In fact, we don't beat the market every quarter or even every year. So much for "let's keep our expectations reasonable" rhetoric; I'm delighted with the quarter.

Relative to other aggressive growth funds, we ranked 5th of 202 in the last quarter, 2nd of 173 in the last year and 1st of 87 over the last five years, according to data from Morningstar. The market and our models have been kind to us.

Performance Summary

TRANSLATION: We beat each of our performance benchmarks by a wide margin in the last quarter, year, five-year, and life-to-date periods. Most extraordinary about the quarter is that although half of our top ten holdings were listed on the NASDAQ market at the beginning of the quarter, we did not share in that index's 7.4% decline.

The table below presents our September quarter, one-year, five-year and life-to-date financial results according to the formula required by the SEC.


                                        September Qtr.     1 Year       5 Year      Life-to-Date
                                            7/1/00         10/1/99      10/1/95        8/5/94
                                        to 9/30/00(3)     to 9/30/00   to 9/30/00   to 9/30/00(4)
                                        --------------    ----------   ----------   -------------

     Aggressive Growth Portfolio            11.2%         128.2%        42.7%          39.2%
     S&P 500 Index (large companies)(1)     -1.0%          13.3%        21.7%          22.7%
     Russell 2000 (small companies)(1)       1.1%          23.4%        12.4%          14.7%
     Lipper Capital Appreciation Funds(2)    1.7%          26.2%        18.7%          20.3%

         (1) The S&P 500 and Russell 2000 are unmanaged indexes of large and small companies, respectively, with dividends reinvested. (2) The Lipper Capital Appreciation Funds reflect the aggregate record of more aggressive domestic growth mutual funds as reported by Lipper Analytical Services, Inc. (3) Periods less than one year are not annualized. (4) Periods longer than one year are annualized. Past performance does not guarantee future returns.

Detailed Explanation of Quarterly Performance

TRANSLATION: More of our "value" oriented stocks (those that are cheap based on some financial measures of worth) truly shined in the latest quarter (finally). Small company retail stocks, which had been badly beaten up early in calendar year 2000, took three of the top six positions, and a couple of technology companies also did their part in contributing to a very strong quarter.

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Ten Portfolio holdings appreciated by at least 50% in the latest quarter. These were our best stocks for the period:


          Rank   Description                                Industry               % Gain
          ----   -----------                               --------                -------
            1    1-800 Contacts Inc.                       Internet                104.3%
            2    Standard-Pacific Corp.                    Home Builders            80.0%
            3    I2 Technologies Inc.                      Software                 79.4%
            4    Chico's FAS Inc.                          Retail                   70.0%
            5    Professional Detailing Inc.               Commercial Services      67.3%
            6    Christopher & Banks Corporation           Retail                   59.0%
            7    Network Appliance Inc.                    Telecommunications       58.2%
            8    BEA Systems Inc.                          Software                 57.5%
            9    Laboratory Corp. of America Holdings      Healthcare-Services      55.3%
           10    Arkansas Best Corp.                       Transportation           54.7%

Unlike recent lists of our Portfolio's best performing stocks, the one above is not dominated by technology and telecommunications. Our best performing stock was 1-800 Contacts, which sells most major brands of replacement contact lenses through a toll free number and on the Internet. This small firm had been growing revenues at a fast rate for several years, but just recently reached "critical mass" so that earnings really started to take off. After a year of losses in 1998, the firm is poised to perhaps as much as double earnings from $0.48 in 1999 to a dollar this year.

Standard Pacific and Arkansas Best were two sleepy value plays that "kicked in" where some of our previous technology holdings "left off." Standard Pacific, a builder of single family homes in California and Texas, is actually a strong growth company, having grown sales at an average annual rate of 25% and earnings per share at an average annual rate of 60% over the last five years. However, the stock price had not kept up, and the company was selling for a very cheap price of only four and a half times annual earnings. Wall Street was worried about rising interest rates and whether they would bring a halt to new home purchases. Our models, which don't consider future economic events, thought the price was sweet. It took a few quarters, but things really took off in the September quarter.

Arkansas Best is an example of a great company in an industry that has been hard hit. In this situation you can frequently pick up a gem at cut-rate prices. Most companies in the trucking industry have experienced major problems due to rising fuel prices and competition for drivers. Arkansas Best hasn't missed a beat and is still selling at a valuation of less than half that of the industry.

On the other end of the spectrum, we had two companies that declined over 50%:


          Rank   Description                               Industry                % Loss
          ----   -----------                               --------                -------
          1      Unify Corp.                               Software                 -72.4%
          2      Mattson Technology Inc.                   Semiconductors           -54.2%

Unify was a company that made a lot of money for us in 1999. Fortunately, we had sold nearly half of our shares at good prices, and the company represented less than a percentage of net assets at the beginning of the quarter. The company announced a need to restate earnings this summer, the CEO suffered a heart attack, and the stock has been de-listed pending new financial statements. With small stocks, when things get bad, they can get really bad.

Mattson Technology is an example of bad things that can happen when you buy a richly valued growth company. While we did very well with similar companies in 1999, the semiconductor industry fell off a cliff in the September quarter, and this company led the way as concern spread about an industry slowdown. Interestingly, nothing has changed about the fundamentals of this company. We bought a small

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diversifying position at about $35 per share. We nearly doubled our position when the price fell to $16. At $13 we made another commitment. We'll see how it goes...

Top Ten Holdings

TRANSLATION: Technology is still our biggest sector, but it is much smaller than it was last year. Due to purchases and appreciation, energy now represents 20% of our holdings, about four times the market weighting. Within these parameters, I believe our Portfolio is well diversified.

Our top ten holdings represented 32% of the Portfolio at the end of the September quarter. This percentage is the lowest of any quarter I can remember and reflects 1) the absence of a "core position" [a stock with very high potential appreciation but low estimated downside risk], 2) plenty of other model picks available, and 3) the lack of any top ten holdings which have doubled or tripled. While I prefer to see at least one core portfolio holding, so far it doesn't look like our performance has suffered as a result.


                                                                                   Percent of
          Rank   Description                               Industry                Net Assets
          ----   -----------                               --------                ----------
          1      Human Genome Sciences Inc.                Biotechnology              4.7%
          2      Newport Corp.                             Telecommunications         4.2%
          3      Timberland Company                        Apparel                    3.5%
          4      Barra Inc.                                Software                   3.1%
          5      Mercury Interactive Corp.                 Software                   2.9%
          6      Applied Micro Circuits Corp.              Semiconductors             2.8%
          7      AVX Corp.                                 Electronics                2.8%
          8      SDL Inc.                                  Telecommunications         2.6%
          9      Plexus Corp.                              Commercial Services        2.5%
          10     Network Appliance Inc.                    Telecommunications         2.5%
                                                                                     -----
                  Total                                                              31.6%

Based on this list, technology (including telecommunications) is still our biggest sector. Technology accounts for 38% of our stock holdings as of October
18. Actually, this is only a percentage point more than the overall market - as represented by the Wilshire 5000 Index (37%), and much less than the average aggressive growth fund (47%). The next biggest sector is energy, which rose from 15% last quarter to 20% this quarter. Our energy holdings have helped decrease the extreme volatility experienced recently among technology stocks.

Disclaimer

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, September 30, 2000; security positions can and do change thereafter.

Investment Philosophy:  "Don't Look"

TRANSLATION: When thinking about the stock market, one of my long-held rules of thumb is "if it doesn't affect a decision I will make, I don't look." This saves a lot of time and helps me focus on the important aspects of my job, like seeking to discover the next great company.

The industry rule of thumb: track your investments and the stock market closely so you will know when to bail out or add more. Unless you are a new shareholder, you probably know Bridgeway doesn't believe in market timing. Most of the TV programming and evening news reports about the market are just so much entertainment. It's probably the worst place to go to gather information you might use in making an

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investment decision. When people ask me what the market is going to do (in the next week, month, or year), I usually ask, "Why do you care?"

That may seem like an unusual (non)answer to a question that affects the account value of each shareholder and the revenues of our firm. But as a contrarian, if I had to make an investment decision about someone's stock market conclusions based on a news story, I'd do the opposite of whatever is being suggested. Better yet, I'd simply get a long-term plan, put it in place, and ignore the "noise." The people who have made the most money with our portfolios are the ones who made an early investment and just let it ride. A friend of mine, who is not a wealthy man, was the first shareholder on the date of inception. Each $1,000 he invested in August, 1994 was worth $7,664 at the end of September. That's nice appreciation, but it still doesn't answer the relevant question, which is, "How much will it be worth on the day he retires and needs to start spending it?" That's the only really relevant question, because the account values in between are "just so much noise." (A side note on my friend: Yes, he is significantly wealthier "on paper" than when he started. From a broader standpoint, he is actually an incredibly wealthy man; you just can't measure it in dollars.)

Since Bridgeway's position is that predicting the market is a fruitless exercise, my rule of thumb: if it doesn't affect a decision you make, don't look. Most investors waste a lot of time tracking historical events that cannot be used to make good current decisions. I frequently go home without knowing if the market was up or down that day. There are three computer screens in my office and none of them carry the market indexes. I seek market information at three times: 1) when I am helping work a trade, 2) when I review fund accounting statements, and 3) when I review fund performance, for example, for this letter. In a more ideal world, I would only look quarterly or annually.

So if you find yourself looking up our net asset value in the paper every day and getting nervous, think about whether our rule of thumb would work for you. It would thrill me to think that one shareholder read this, put the newspaper (or this letter!) down, and spent the extra time with their child, parent, or friend.

Every Once in a While, We Hit it Just Right

TRANSLATION: You don't have to be right all the time to beat the market; we rarely buy at the absolute bottom or sell at the absolute peak. However, every once in a while we get it just right.

One of the nice things about the investment business is that you don't have to be right all the time to be successful. As a matter of fact, if your expenses are low, you only have to be right a majority of the time in picking stocks, or--you can be wrong half the time, as long as your winners are bigger than your losers. Think about this issue with respect to some other professions. If you're a doctor and you're wrong once, it's very bad news if it means your patient dies. Or a civil engineer--you can be wrong with just one calculation, and the building can still collapse.

 . . . So I don't expect to "hit it just right" with respect to purchasing stocks; we just have to get it right on a "better than average" measure to put us in the top part of the long-term rankings. Every once in a while, however, our model does get it "just right."

Chico's FAS, Inc. is one such case. We first purchased this specialty clothing retailer at a price of about $13.50 in July of 1999. Everything was going great until small company retailers were "trashed" by Wall Street in early calendar year 2000 as investors became concerned about interest rates and consumer confidence. About this time we had been trimming technology to buy some "beaten up" stocks of banks, large-cap value companies, energy companies, and smaller retailers. Chico's fell all the way from a high of $21 per share in December to a low of $9 just two months later. Our first investment was way "under water," contributing to our significant March through April decline. Nevertheless, the company fundamentals continued to look very favorable: no debt, positive cash flow, and $1.59 per share of cash in the bank--not the kind of situation that spells trouble for the model that picked this stock. So we made another sizable purchase at a price that was lower than the lowest closing price of the year. If you cover up the graph to the right of the "buy more" text, you will get a feeling for what it feels like to try to "catch a

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falling knife" in the stock market. Clearly, this was not our "momentum model"
pick; the technical aspects of the stock were horrible. But we followed the models and--so far--have come out looking pretty.


                [Graph showing Chico's FAS, Inc. Performance]


So what's missing from this analysis so far? We still own every share of Chico's FAS we've ever bought. Remember, until we've sold, it could always take us back down. We're still following the models. Stay tuned . . .

How does a Growth Fund Become a Value Fund?

Please note: This section doesn't have to do with the Aggressive Growth Portfolio directly. Our Portfolio is still firmly in the "growth" category, although we do own more cheaply valued stocks than one year ago. The recent price to earnings ratio (one measure of value versus growth) for Bridgeway Aggressive Growth was 33.54, compared to 27.30 for the S&P 500 Index. The purpose of this section is simply to indicate some interesting "shifting ground" within the mutual fund and investment industries.

TRANSLATION: Answer to the question above: When everyone else dumps value stocks to buy even faster growing growth stocks. The market has been so enamored with growth stocks over the last three years that my intuition (and in this case, also my models) say it is a good time to make sure you have some exposure to cheaper "value" stocks.

After more than five years (1994 through mid 1999) of the most dramatic appreciation of large company stocks relative to small ones in the last seven decades, large company stocks as a group are very pricey. Very small company stocks, on the other hand, still appear quite cheap by most benchmarks of value. For example, the average PE (price to earnings ratio) of the S&P 500 Index of large companies is 35, almost three times that of Bridgeway's Ultra-Small Index Portfolio.

Not long ago, we got a call from a prospective shareholder about our Ultra-Large 35 Index Portfolio. The caller wanted to know why Morningstar listed the fund as a value fund. With a PE of 36 and a three-year earnings growth rate of 18.5% on June 30, I considered this portfolio to be much more of a growth fund than value fund on an absolute basis. I was puzzled. Morningstar had previously listed it as a "blend" fund, which I thought was accurate since it does own both growth and value companies. It looked plenty expensive to me. After looking into it, I discovered that while the Ultra-Large 35 Index Portfolio had

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"stayed still," that is, held the same stocks as previously, more and more portfolio managers had "thrown in the towel" on value stocks and joined the growth bandwagon, which had dominated for several years. Since Morningstar's designation is relative to other funds, the Ultra-Large 35 Index Portfolio actually showed up in their rankings as a value fund. This caused me to ask the question, "When is a value fund (according to Morningstar) really a growth fund (based on classical benchmarks)?"

As a contrarian, this just looks like one more shred of evidence supporting the view that now might be a good time to own some cheaper value stocks along with our growth ones. Does that mean I am "macro-managing our portfolio" or overriding our models? No. I'm still just buying one stock at a time. But our models aren't picking up on as many large-cap growth stocks right now.

Recent Press Coverage

The Portfolio's outstanding performance has resulted in some very nice press. "Bridgeway Manages by Numbers" appeared in Investors Business Daily on October 5th. The Aggressive Growth Portfolio appeared as a new addition to Louis Rukeyser's The Rukeyser 100 in the November issue of his newsletter, along with an article on the fund. The December issue of Mutual Funds Magazine picks Aggressive Growth as the #1 aggressive growth fund for 2001. People are also chatting about the Portfolio on Morningstar.com, SmartMoney.com and CNBC.com.

Conclusion

As always, we appreciate your feedback. We take it seriously and discuss it at our weekly staff meetings. As a result of a recent shareholder suggestion, we are adding a line at the top of page one to let you know if this is an annual, semi-annual, or quarterly report and for what time period. Please keep your ideas coming.

Sincerely,

/s/ John Montgomery

John Montgomery

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